UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 14, 2019

Date of Report (Date of earliest event reported)

BIOLASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Cromwell Irvine, California 92618 (Address of principal executive offices) (Zip Code)

(949) 361-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOL	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2019, the Board of Directors (the “Board”) of Biolase, Inc. (the “Company”) elected Michael DiTolla to the Board.

Michael DiTolla, 55, is currently Vice President of Clinical Affairs for AEGIS Communications. From 2015 to 2017, Dr. DiTolla served as Director of Clinical Affairs for Dentsply Sirona, and from 2001 to 2016 he served as Director of Clinical Education and Research at Glidewell Laboratories. Prior to his dental executive experience, Dr. DiTolla practiced restorative and esthetic dentistry from 1988 to 2001.

Dr. DiTolla was awarded Fellowship in the Academy of General Dentistry in 1995. He received his Bachelor of Science in Biology from Occidental College and a Doctor of Dental Surgery from University of the Pacific School of Dentistry.

There are no understandings or arrangements between Dr. DiTolla or any other person and the Company or any of its subsidiaries pursuant to which Dr. DiTolla was selected to serve as a director of the Company. There are no family relationships between Dr. DiTolla and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer, and there are no transactions between Dr. DiTolla or any of his immediate family members and the Company or any of its subsidiaries.

Pursuant to the terms of the Company’s 2018 Long-Term Incentive Plan, upon his election to the Board, Dr. DiTolla received an automatic award of 98,738 stock-settled restricted stock units, which fully vest on May 15, 2020. Upon vesting, each unit shall be settled with one share of Company’s Common Stock.

Item 7.01 Regulation FD Disclosure.

On November 15, 2019, the Company issued a press release announcing the election of Dr. DiTolla to the Board, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Biolase, Inc., dated November 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE, INC.

Date: November 19, 2019	By:	/s/ Todd Norbe
Todd Norbe
President and Chief Executive Officer

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